UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2018

CALATLANTIC GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10959	33-0475989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Wilson Boulevard, #2100, Arlington, Virginia 22209

(Address of principal executive offices) (Zip Code)

(240) 532-3806

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 29, 2017, CalAtlantic Group, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Lennar Corporation, a Delaware corporation (“Lennar”), and Cheetah Cub Group Corp., a newly formed Delaware corporation and a wholly owned subsidiary of Lennar (“Merger Sub”). Subject to the terms and conditions of the Merger Agreement, the Company will merge (the “Merger”) with and into Merger Sub, with Merger Sub continuing as the surviving corporation in the Merger.

Pursuant to that certain offering memorandum and consent solicitation statement as of January 19, 2018, Lennar offered to certain eligible holders of each series of Existing CalAtlantic Notes (as defined below) the opportunity to exchange (collectively, the “Exchange Offers”) certain outstanding notes issued by the Company for (1) up to $3.0 billion aggregate principal amount of new notes issued by Lennar and (2) cash. Concurrently with the Exchange Offers, Lennar, on behalf of the Company, solicited from such eligible holders of each series of Existing CalAtlantic Notes consents (collectively the “Consent Solicitations”) to remove certain of the covenants, restrictive provisions and events of default, in each case applicable to such series of Existing CalAtlantic Notes (collectively, the “Proposed Amendments”).

The Proposed Amendments include, as applicable, removal or modification of covenants or events of default with respect to:

•	compliance with securities laws;

•	restrictions on the incurrence of secured indebtedness;

•	restrictions of sale and leaseback transactions;

•	designation of restricted and unrestricted subsidiaries;

•	the Company’s ability to merge or sell all or substantially all of its assets;

•	periodic reporting to holders of the applicable series of Existing CalAtlantic Notes;

•	future subsidiary guarantees;

•	cross-default to other indebtedness;

•	judgment defaults; and

•	change of control triggering events (in respect of only certain series of the Existing CalAtlantic Notes).

As of 5:00 p.m., New York City time, on February 1, 2018, the early tender date for the Exchange Offers, the holders of a majority of the aggregate principal amount of each series of notes have consented to the Proposed Amendments applicable to such series, as described below:

•	$485,609,000 of $575,000,000 aggregate principal amount of 8.375% Senior Notes due May 15, 2018 issued by the Company;

•	$267,708,000 of $300,000,000 aggregate principal amount of 6.625% Senior Notes due May 1, 2020 issued by the Company;

•	$397,606,000 of $400,000,000 aggregate principal amount of 8.375% Senior Notes due January 15, 2021 issued by the Company;

•	$291,960,000 of $300,000,000 aggregate principal amount of 6.25% Senior Notes due December 15, 2021 issued by the Company (the “2012 Notes”);

•	$240,753,000 of $250,000,000 aggregate principal amount of 5.375% Senior Notes due October 1, 2022 issued by the Company;

•	$421,403,000 of $425,000,000 aggregate principal amount of 5.875% Senior Notes due November 15, 2024 issued by the Company;

•	$395,535,000 of $400,000,000 aggregate principal amount of 5.25% Senior Notes due June 1, 2026 issued by the Company; and

•	$347,343,000 of $350,000,000 aggregate principal amount of 5.00% Senior Notes due June 15, 2027 issued by the Company

The notes described above, collectively, are “Existing CalAtlantic Notes”. Consequently, on February 2, 2018, the Company and certain subsidiaries of the Company that guarantee the obligations of the Company under the Existing CalAtlantic Notes (the “Guarantors”) entered into supplemental indentures reflecting the Proposed Amendments (the “Supplemental Indentures”). The Supplemental Indentures were effective upon execution but shall become operative only upon the closing, including completion and settlement, of the Exchange Offers and Consent Solicitations, such that the Supplemental Indentures shall be deemed to be revoked if the Exchange Offers or Consent Solicitations are terminated or withdrawn prior to completion or settlement.

The description of the Supplemental Indentures contained herein does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indentures, which are attached to this Current Report on Form 8-K as Exhibits 4.1 through 4.8 and are incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders

The information set forth in Item 1.01 with respect to the 2021 Notes is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and may qualify for the safe harbor provided for in Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements about the expected timing for and completion of the Merger. Any statements that are not statements of historical fact (including statements containing the words “expects,” “intends,” “anticipates,” “estimates,” “predicts,” “believes,” “should,” “potential,” “may,” “forecast,” objective,” “plan,” or “targets” and other similar expressions) are intended to identify forward-looking statements. These statements are based on the current beliefs and expectations of the Company’s management and are subject to known and unknown risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by these forward-looking statements, including, but not limited to: (i) the risk that the proposed Merger may not be completed in a timely manner or at all; (ii) the risk that the Exchange Offers and Consent Solicitations are terminated or withdrawn prior to completion or settlement; and (iii) other risks related to the Company’s business and operations described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on these forward-looking statements. Except as may be required under applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

No Offer of Solicitation.

This communication is for informational purposes only and shall not constitute an offer to purchase, nor a solicitation of an offer to sell, subscribe for or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in connection with the proposed transaction or otherwise, nor shall there be any solicitation, offer, sale, issuance or transfer of securities in any jurisdiction in which such solicitation, offer, sale, issuance or transfer would be unlawful. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information about the Proposed Transaction and Where to Find It.

In connection with the proposed Merger, Lennar has filed with the SEC a registration statement on Form S-4 (the “Registration Statement”), in which a joint proxy statement of the Company and Lennar was included that also constitutes a prospectus (the “Joint Proxy Statement/Prospectus”). Investors and stockholders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus regarding the Merger and the related transactions, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information about the Company, Lennar and the proposed Merger. You can obtain a free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about the Company and Lennar at the SEC’s website (www.sec.gov). You are also able to obtain these documents, free of charge, from the Company at www.CalAtlantic.com under the link “Investors” and then under the heading “Financials” and the subheading “SEC Filings” and from Lennar at www.Lennar.com under the tab “Investors” and then under the heading “Financials.”

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Sixteenth Supplemental Indenture, dated as of February 2, 2018, by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A.

4.2	Seventeenth Supplemental Indenture, dated as of February 2, 2018, by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A.

4.3	Twenty-Ninth Supplemental Indenture, dated as of February 2, 2018, by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A.

4.4	Thirtieth Supplemental Indenture, dated as of February 2, 2018, by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A.

4.5	Thirty-First Supplemental Indenture, dated as of February 2, 2018, by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A.

4.6	Thirty-Second Supplemental Indenture, dated as of February 2, 2018, by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A.

4.7	Thirty-Third Supplemental Indenture, dated as of February 2, 2018, by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A.

4.8	Thirty-Fourth Supplemental Indenture, dated as of February 2, 2018, by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALATLANTIC GROUP, INC.

Date: February 2, 2018	By:	/s/ Jeffrey J. McCall
Jeffrey J. McCall Executive Vice President & Chief Financial Officer